UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 16, 2009
FUELCELL ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-14204	06-0853042

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Great Pasture Road, Danbury, Connecticut	06813

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (203) 825-6000
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On June 16, 2009, FuelCell Energy, Inc. (“FuelCell”) entered into a placement agency agreement with Canaccord Adams Inc. and Lazard Capital Markets LLC (the “Placement Agents”) relating to the issuance and sale of approximately 6.7 million shares of FuelCell’s common stock in a registered direct offering at a price of $3.59 per share. FuelCell will raise gross proceeds of approximately $24.2 million from the offering. Pursuant to the terms of the placement agency agreement, FuelCell has agreed to pay the Placement Agents an aggregate fee equal to 6% of the gross proceeds from the offering. The sale of the common stock is being made pursuant to a subscription agreement between FuelCell and each of the investors in the offering. The transaction is expected to close on Friday, June 19, 2009 subject to customary closing conditions. A copy of the placement agency agreement and the form of subscription agreement being entered into with investors are attached as Exhibits 1.1 and 99.1 hereto, respectively, and are incorporated herein by reference.
The common stock is being offered and sold pursuant to a prospectus supplement filed with the U.S. Securities and Exchange Commission on June 16, 2009, in connection with a takedown from the Company’s shelf registration statement on Form S-3 (File No. 333-128088). A copy of the prospectus supplement is attached as Exhibit 99.2 hereto and is incorporated herein by reference.
On June 16, 2009, FuelCell issued a press release announcing the offering. A copy of the press release is attached as Exhibit 99.3 hereto and is incorporated herein by reference.
Posco Power, pursuant to the terms of their June 9, 2009 Securities Purchase Agreement with the Company, will have the right to purchase 386,601 additional shares of FuelCell’s common stock as a result of the consummation of the sale of shares pursuant to this offering. Posco Power has until June 25, 2009 to exercise its right to purchase some or all of these additional shares.
The foregoing descriptions of the placement agency agreement and form of subscription agreement do not purport to be complete and are qualified in their entirety by reference to the exhibits hereto which are incorporated by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

1.1	Placement Agency Agreement, dated June 16, 2009, by and between FuelCell Energy, Inc., Canaccord Adams Inc. and Lazard Capital Markets LLC

99.1	Form of Subscription Agreement

99.2	FuelCell Energy, Inc. Prospectus Supplement, dated June 16, 2009

99.3	FuelCell Energy, Inc., Press Release, issued June 16, 2009.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUELCELL ENERGY, INC.

Date: June 17, 2009	By:	/s/ Joseph G. Mahler
Joseph G. Mahler
Senior Vice President, Chief Financial Officer, Corporate Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Placement Agency Agreement, dated June 16, 2009, by and between FuelCell Energy, Inc., Canaccord Adams Inc. and Lazard Capital Markets LLC

99.1	Form of Subscription Agreement

99.2	FuelCell Energy, Inc., Prospectus Supplement, dated June 16, 2009

99.3	FuelCell Energy, Inc., Press Release, issued June 16, 2009.